Exhibit 99.1

https://cogrx.com COGNITION THERAPEUTICS · NASDAQ: CGTX An Investigational Oral Therapy Advancing Toward Registrational Development June 2026 · Jefferies Global Healthcare Conference Zervimesine in DLB Psychosis

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, product candidates, including zervimesine, also known as zervimesine, and any expected or implied benefits or results, including that initial clinical results observed with respect to zervimesine will be replicated in later trials, and our clinical development plans, including statements regarding our clinical studies of zervimesine and our regulatory plans, expectations regarding potential patient populations, expectations regarding our patent portfolio, and our expected cash runway, are forward-looking statements. These statements, including statements related to the timing and expected results of our clinical trials, involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "should," "expect," "plan," "aim," "seek," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "forecast," "potential" or "continue" or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our ability to successfully advance our current and future product candidates through development activities, preclinical studies and clinical trials and costs related thereto; uncertainties inherent in the results of preliminary data, preclinical studies and earlier-stage clinical trials being predictive of the results of early or later-stage clinical trials; the timing, scope and likelihood of regulatory filings and approvals, including regulatory approval of our product candidates; competition, our ability to secure new (and retain existing) grant funding, our ability to grow and manage growth, maintain relationships with suppliers and retain our management and key employees; changes in applicable laws or regulations; the possibility that the we may be adversely affected by other economic, business or competitive factors, including ongoing economic uncertainty; our estimates of expenses and profitability; the evolution of the markets in which we compete; our ability to implement our strategic initiatives and continue to innovate our existing products; our ability to defend our intellectual property; impacts of global political changes and global economic conditions on our business, supply chain and labor force; our ability to maintain the listing of our common stock on the Nasdaq Global Market; and the risks and uncertainties described more fully in the "Risk Factors" section of our annual and quarterly reports filed with the Securities & Exchange Commission that are available on www.sec.gov. These risks are not exhaustive, and we face both known and unknown risks. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

TRADEMARKS

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MARKET & INDUSTRY DATA

Projections, estimates, industry data and information contained in this presentation, including the size of and growth in key end markets, are based on information from third-party sources and management estimates. Although we believe that these third party-sources are reliable, we cannot guarantee the accuracy or completeness of these sources. Our management's estimates are derived from third-party sources, publicly available information, our knowledge of our industry and assumptions based on such information and knowledge. Our management's estimates have not been verified by any independent source. All of the projections, estimates, market data and industry information used in this presentation involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, estimates and assumptions relating to us and our industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including, but not limited to, those described above, that could cause future performance to differ materially from our expressed projections, estimates and assumptions or those provided by third parties.

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COGNITION™ Therapeutics

Cognition Therapeutics Fundamentals

Clinical-stage CNS drug developer — one lead asset, two strategic indications

Corporate Profile	
Ticker / Exchange	CGTX / NASDAQ
Headquarters	Purchase, NY
Stage	Clinical-stage (Phase 3-registrational trial planned)
Lead Asset	Zervimesine (CT1812)
Lead Indication	Dementia with Lewy bodies (DLB) psychosis
Other Program	Early Alzheimer's — START Phase 2 (ongoing)
Employees	~14
Grant Support	>$170M awarded (NIH / NIA)

Financial Position · As of March 31, 2026

CASH & EQUIVALENTS
~$31.2M
Cash, equivalents & restricted cash

CASH RUNWAY
Into Q2 2027
Based on current operating plan

OBLIGATED NIA FUNDS
$25.6M
Remaining grant funds

Shares outstanding: 89.5M

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COGNITION Therapeutics

Investment Highlights

Five pillars shaping the Cognition Therapeutics investment case today

🚫 Unmet Need

No approved medications specifically for DLB psychosis. Patients have limited options.

📊 Clinical Results

SHIMMER Phase 2:

- Benefit across symptom domains: neuropsych, cognition, fluctuations, movement, as well as function (ADL)
- 86% slowing of NPI-12 decline vs. placebo in neuropsych domains.[1]

💊 Oral Profile

Once-daily pill — accessible and practical for patients and caregivers.

🎯 Focused Strategy

Registrational program in DLB psychosis

- Precedented outcomes and endpoints
- Multiple large commercial drugs approved for similar conditions

📈 AD Catalyst

START Phase 2 data in early Alzheimer's

- 545 pts
- Grant fully funds trial ($81M)
- Topline ETA 2H 2027
- Expands clinical insight from mild-to-moderate (SHINE Trial)

1. Galvin et al. Phase 2 study of zervimesine (CT1812) in participants with mild-to-moderate dementia with Lewy bodies (DLB). Alzheimer's Dement. 2025; 21:e71004

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COGNITION Therapeutics

Understanding DLB Psychosis

A progressive and under-recognized disease with no approved treatments

What is Dementia with Lewy Bodies (DLB)?

- 2nd most common cause of dementia after Alzheimer's
- Affects behavior, thinking, movement, and sleep — often simultaneously
- 80% of DLB patients experience psychosis: hallucinations and delusions[1]
- Hallucinations are a core clinical criteria for diagnosis
- Symptoms are highly disruptive for patients, families, and caregivers
- DLB progresses faster than Alzheimer's and is more common in men[2]

DLB Symptom Domains and ADLs

🧠 **Behavior / Psychosis** — Focus
Hallucinations, delusions, agitation, anxiety

💭 **Cognition**
Memory loss, problem solving impairment

⏱ **Fluctuations**
Variable alertness, cognitive episodes, unpredictable motor function

🚶 **Movement**
Gait and balance difficulty, Parkinson-like symptoms

🏠 **Function**
Impaired daily living activities (bathing, meals)

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1. McKeith IG et al. Diagnosis and Management of Dementia with Lewy Bodies: Fourth Consensus Report of the DLB Consortium. *Neurology*. 2017;89(1):88-100
2. Mueller C et al. The prognosis of dementia with Lewy bodies. Volume 16, Issue 5p390-398 May 2017

COGNITION Therapeutics

Why DLB Psychosis Matters

A high-burden, high-prevalence symptom cluster with no approved treatment options

~80%
of DLB patients experience psychosis (hallucinations and/or delusions)[1]

ZERO
FDA-approved drugs specifically for DLB psychosis today

#1
psychosis is a leading reason DLB patients move to care facilities[2]

Impact Cascade: How DLB Psychosis Affects Lives

Patient	Caregiver	Healthcare System
Hallucinations feel real and frightening. Delusions cause paranoia and withdrawal from social life.	Family members and care partners experience severe distress, exhaustion, and burnout managing unpredictable behavior.	Higher hospitalizations, emergency visits, and early institutionalization — significant cost and resource burden.

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1. Practical Neurology, "Presentation and Management of Psychosis, Depression, Agitation, Apathy, and RBD in People Living with Lewy Body Dementia"
2. Mueller C et al. The prognosis of dementia with Lewy bodies. Volume 16, Issue 5p390-398 May 2017

COGNITION Therapeutics

DLB Treatment Landscape: A Patchwork of Off-label Drugs

The existing options are inadequate — and most carry serious risks for Lewy body patients

Symptom Domain	Off-label Options	Key Limitation in DLB
Psychosis	• Traditional antipsychotics (haloperidol); • Atypical antipsychotics (pimavanserin, brexpiprazole); • Muscarinic agonist (xanomeline)	Atypicals can trigger severe, potentially fatal motor reactions (neuroleptic sensitivity)
Behavior	• Benzodiazepines and sedatives (zolpidem) • Acetylcholinesterase inhibitors (rivastigmine)	Benzodiazepines carry risks of sedation, increasing risk of falls/tremors, worsening cognition, delirium, and agitation
Cognition	• Acetylcholinesterase inhibitors • NMDA antagonists (memantine)	AChEIs generally well tolerated; NMDA antagonists may worsen psychosis symptoms
Motor	• Dopaminergic agents (levodopa, amantadine) • With or without anticonvulsants (zonisamide)	Can worsen severe psychiatric side effects like visual hallucinations and agitation
Fluctuations	• Atypical antipsychotic • Anticonvulsant	Anticonvulsants can cause worsened parkinsonism and cognitive impairment; associated with increased mortality
REM Sleep Behavior Disorder	• Benzodiazepines (clonazepam) • Supplement (melatonin)	Melatonin is generally considered safe for patients with DLB

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Current Landscape for DLB *Neuropsychiatric* Symptoms

The existing options are inadequate — and most carry serious risks for Lewy body patients

Approach	How Used	Key Limitation in DLB
Traditional Antipsychotics (e.g. haloperidol)	Off-label, commonly tried	Can trigger severe motor reactions (neuroleptic sensitivity) — potentially fatal in Lewy body patients
Atypical Antipsychotics (e.g. quetiapine, pimavanserin, brexpiprazole)	Widely used off-label	Increased mortality in elderly with psychosis; pimavanserin may cause prolonged QT interval
Benzodiazepines (clonazepam) / Sedatives	Sometimes used for agitation	Increases fall risk Cognitive worsening
Muscarinic agonist (xanomeline)	Off-label, commonly tried	LFT elevation CNS effects (dizziness, confusion, hallucinations)

Bottom line: No approved therapies exist.
Off-label use is limited by serious tolerability concerns in Lewy body patients.

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COGNITION Therapeutics

9 COGNITION THERAPEUTICS | NASDAQ: CGTX Zervimesine (CT1812) — Product Profile An oral small molecule with a practical profile for a population that needs it most • Generally well tolerated in >450 patients • No ARIA expectation from MoA • AE rates comparable to placebo in 100mg dose group Safety Profile • Strong results in hallucinations and delusions • Potential to improve cognition, fluctuations, behavior, and motor symptoms, as well as ADLs Symptom Focus • Oral, once - daily administration • 100 mg dose established based on Phase 2 study work Route & Dosing • DLB patients with psychosis • Ages 50 - 85 in Phase 2 studies • Use in community neurology setting Target Patient 1. Galvin et al. Phase 2 study of zervimesine (CT1812) in participants with mild - to - moderate dementia with Lewy bodies (DLB). Alzheimer’s Dement. 2025; 21:e71004 Abbreviations: ARIA=Amyloid - related imaging abnormalities; MoA =mechanism of action; ADLs=activities of daily living

How Zervimesine is Designed to Work

Targeting the biology of DLB — treating the underlying disease

Toxic proteins Accumulate
in DLB brain[1]

→

Neuron signals are blocked
synaptic breakdown

→

Psychosis & symptoms emerge
hallucinations, delusions

→

Zervimesine acts on disease biology
blocks toxic protein before damage occurs

ZERVIMESINE IS DIFFERENT BECAUSE...

- No dopamine action — avoids motor worsening common in Lewy body patients
- Acts on disease biology — slows progression of neuropsychiatric and other symptoms
- In contrast to acute-acting antipsychotics, zervimesine may offer a durable response

SHIMMER PHASE 2: NPI-12

86%

slowing of neuropsych decline vs. placebo[2]

Strong effects across neuropsychiatric symptoms: hallucinations, delusions, agitation, anxiety, depression

NPI-2 EXPLORATION

89%

slowing of H+D decline vs. placebo

Strongest effects in H+D (hallucinations and delusions) — the symptoms targeted in the registrational program

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1. Simon et al. α-Synuclein-mediated neurodegeneration in Dementia with Lewy bodies: the pathobiology of a paradox. Cell & Bioscience (2021) 11:196
2. Galvin et al. Phase 2 study of zervimesine (CT1812) in participants with mild-to-moderate dementia with Lewy bodies (DLB). Alzheimer's Dement. 2025; 21:e71004

COGNITION Therapeutics

11 COGNITION THERAPEUTICS | NASDAQ: CGTX SHIMMER: Phase 2 Study Design A grant - funded Phase 2 study designed to detect efficacy across DLB symptom domains • Age 50 - 85 • DLB diagnosis • MMSE 18 - 27 • MRI screening • 130 participants • 31 U.S. sites • Funded by $30M NIA grant Enrollment • Safety & tolerability • Behavior and Psychosis (NPI) • Cognition (MoCA) • Fluctuations (CAF) • Motor (UPDRS III) • Function (ADCS - ADL) • Biomarkers Assessments Identify efficacy Confirm safety profile Dose selection for Phase 3 Explore behavioral and psychosis symptom impact Objectives Randomized 1:1:1 Treatment Period — 6 Months Zervimesine 300 mg Zervimesine 100 mg Placebo Oral QD Administration

12 COGNITION THERAPEUTICS | NASDAQ: CGTX SHIMMER Phase 2: Key Findings The strongest effects were seen in neuropsychiatric symptoms Strong Early Data Supporting CT1812 for DLB 1. Galvin et al. Phase 2 study of zervimesine (CT1812) in participants with mild - to - moderate dementia with Lewy bodies (DLB). Alzheimer’s Dement. 2025; 21:e71004 Cognition Behavior Movement Function Percent Slowing of Symptoms at Day 182 Pooled Zervimesine (100+300mg) vs. Placebo; ITT Population

13 COGNITION THERAPEUTICS | NASDAQ: CGTX From Phase 2 Results to Registrational Program Plans for the next study design — and why the path is credible Registrational Study in Development (Next Step) DLB psychosis (hallucinations, delusions) Indication Overseen by FDA Division of Psychiatry (meeting May 20, 2026) FDA Alignment 1:1 zervimesine (100 mg) vs. placebo Randomization 9 months Duration NPI - 2 or equivalent Endpoints Open - label extension planned for all participants OLE 80% of DLB patients have psychosis symptoms Prior FDA approvals for psychosis (pimavanserin, brexpiprazole ) Better defined precedent, clearer endpoint, potentially faster to market

Regulatory Progress and Next Steps

Structured FDA dialogue has been ongoing — the company has completed key preparatory meetings

Mid-2025	✓ Done	**DLB Expanded Access Program Opens** Patients and families driven to maintain access. Program filled to capacity immediately — signaling physician and caregiver demand.
Jan 21, 2026	✓ Done	**FDA Type C Meeting for DLB** FDA confirmed psychosis effects compelling. Directed to Division of Psychiatry to define registrational path. Final minutes received.
Mar 2, 2026	✓ Done	**DLB Psychosis Strategy Announced** Company publicly announced decision to advance zervimesine for DLB psychosis following regulatory feedback and SHIMMER data.
May 20, 2026	✓ Done	**FDA Division of Psychiatry Meeting** Discuss and finalize registrational study design. Minutes expected June 2026. Key catalyst for next capital deployment.
ETA 2H 2026	Upcoming	**Finalized Registrational Plan** Post-meeting study protocol, endpoint selection, IND filing, Phase 3-enabling operational readiness steps.
ETA 2H 2026	Upcoming	**EMA Input DLB Trial** Further planning to follow FDA Minutes.

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COGNITION Therapeutics

Clinical Studies in Alzheimer's Disease

SHINE COG0201

Strong results in mild-to-moderate Alzheimer's disease in SHINE study – strongest in low p-tau217

SHINE (complete)

- Age 50-85
- AD confirmed with PET or biomarker
- MMSE 18-26
- MRI screening
- 153 participants
- 32 int'l sites
- Funded by $31M NIA grant

Treatment Period — 6 Months

Randomized 1:1:1

Zervimesine 300 mg

Zervimesine 100 mg

Placebo

Oral QD Administration

SHINE Results in Below Median p-Tau21 Population



95% slowing
LS Mean (SE) Change from Baseline
-3.0
-2.0
-1.0
0.0
1.0
2.0
3.0
4.0
0
Week 6
Week 14
Week 26
Pooled Zervimesine (N=45)
Placebo (N=24)

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COGNITION Therapeutics

16 COGNITION THERAPEUTICS | NASDAQ: CGTX • Appx 15% of participants are on stable background of immunotherapeutics • Data expected 2027 • Expands clinical insight from mild - to - moderate Alzheimer’s (SHINE trial) to larger Alzheimer’s spectrum: MCI through moderate disease START Trial: MCI through Mild Alzheimer’s Disease 545 - participant study with option for concomitant mAb use • Age 50 - 85 • AD confirmed with PET or biomarker • MMSE 20 - 30 • 545 participants • 50 U.S. sites • Funded by $81M NIA grant START (ongoing) Randomized 1:1:1 Treatment Period — 18 Months Oral QD Administration START Insights Zervimesine 200 mg Placebo Zervimesine 100 mg

Highly Experienced Management Team Coupled with External Support and Third-Party Validation

A team with CNS experience, backed by NIH, analyst consensus, and patient demand

Key Leadership



Lisa Ricciardi

President & CEO

Led Cognition since 2020 through Phase 2 completions, FDA meetings, and strategic pivot to DLB psychosis. *Contact: lricciardi@cogrx.com*



Anthony Caggiano, MD, PhD

Chief Medical Officer

Architect of DLB psychosis clinical and registrational plan. Led SHIMMER design and FDA interactions. *Contact: acaggiano@cogrx.com*



John Doyle

Chief Financial Officer

Leads finance, information technology and investor interactions. Experience at commercial organizations. *Contact: jdoyle@cogrx.com*

External Validation & Support

NIH/NIA Grant Funding

>$170M in non-dilutive grants. $25.6M obligated NIA grant funds remaining (Mar 31, 2026). U.S. government validation of scientific merit.

Analyst Consensus

4 covering analysts (Chardan, HCW, Brookline, B. Riley) all rate CGTX Strong Buy with average 12-month price target of $3.33 vs. ~$1.23 current price.

KOL & Regulator Feedback

FDA confirmed psychosis signal compelling and directed company to Division of Psychiatry. KOLs at AD/PD 2026 receptive to DLB psychosis path.

Patient Demand

EAP reached capacity within days of opening. Patients and physicians continue to request access. Caregiver testimonials confirm real-world impact.

Industry Validation

Received funding from prominent industry organizations

THE MICHAEL J. FOX FOUNDATION FOR PARKINSON'S RESEARCH

Alzheimer's Drug Discovery Foundation

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COGNITION Therapeutics